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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of 4th the day of March, 2004 by and among PDG ENVIRONMENTAL, INC., a corporation organized and existing under the laws of the State of Delaware ("PDG ENVIRONMENTAL" or the "COMPANY"), and BARRON PARTNERS, L.P., a Delaware limited partnership (the "INVESTOR"). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Stock Purchase Agreement.

                              PRELIMINARY STATEMENT

         WHEREAS, pursuant to the Stock Purchase Agreement, of even date herewith, by and among PDG ENVIRONMENTAL and the Investor, as part of the consideration, Investor shall receive shares of the Common Stock, par value $0.02 per share, of PDG ENVIRONMENTAL and warrants to purchase shares of common stock of PDG ENVIRONMENTAL; and

         WHEREAS, the ability of the Investor to sell their shares of Common Stock is subject to certain restrictions under the 1933 Act; and

         WHEREAS, as a condition to the Stock Purchase Agreement, PDG ENVIRONMENTAL has agreed to provide the Investor with a mechanism that will permit the Investor, subject to a market stand-off agreement, to sell its shares of Common Stock in the future.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                     INCORPORATION BY REFERENCE, SUPERSEDER

1.1 Incorporation by Reference. The foregoing recitals and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

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                                   ARTICLE II

                           DEMAND REGISTRATION RIGHTS

2.1 "REGISTRABLE SHARES" means and includes the Shares of PDG ENVIRONMENTAL issued to the Investor pursuant to the Stock Purchase Agreement. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by PDG ENVIRONMENTAL and PDG ENVIRONMENTAL shall not have "stop transfer" instructions against them. "SHARES" shall mean, collectively, the shares of Common Stock of the Company being issued pursuant to the Stock Purchase Agreement and the Warrant Shares. "WARRANT SHARES" means the shares of Common Stock issuable to the Investor upon exercise of the Warrants being issued to the Investor pursuant to the Stock Purchase Agreement.

2.2 REGISTRATION OF REGISTRABLE SECURITIES. The Company shall prepare and file within ninety (90) days following the date hereof (the "FILING DATE") a registration statement (the "SHELF REGISTRATION STATEMENT") covering the resale by the Investor of the Registrable Securities. The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC on the earlier of (i) the six month anniversary of the Closing Date, (ii) ten (10) days following the receipt of a "No Review" or similar letter from the SEC relating to the Shelf Registration Statement or
(iii) the first day following the day the SEC determines the Shelf Registration Statement eligible to be declared effective (the "REQUIRED EFFECTIVENESS DATE"). Nothing contained herein shall be deemed to limit the number of Registrable Securities required to be registered for resale under the 1933 Act by the Company under this Section 2.2. As a result, should the Shelf Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the Investor pursuant to the Stock Purchase Agreement, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Shelf Registration Statement.

2.3 DEMAND REGISTRATION. Subject to the limitations of Section 2.2, at any time after the Required Effectiveness Date until the date upon which the Warrants have been exercised with respect to not less than 80% of the Warrant Shares, the holder of a majority of the Shares (the "MAJORITY HOLDERS") may request the registration, once and only once, under the 1933 Act of all or part of the Registrable Shares which remain unsold and are not subject to an effective registration statement (a "DEMAND REGISTRATION STATEMENT"). The Majority Holders may exercise their rights under this Section 2.3 by providing written notice thereof (which notice shall specify the Registrable Securities intended to be disposed of by the Majority Holders and the intended method of disposition thereof) ("DEMAND REGISTRATION REQUEST"). Subject to the

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conditions of Section 3, the Company shall use its commercially reasonable efforts to file the Demand Registration Statement under the 1933 Act as promptly as practicable after the date any such request is received by the Company and to cause the Demand Registration Statement to be declared effective; provided, however, that the Company shall have the right to postpone or defer the registration thereof for a period of not more than 30 calendar days. The Company shall notify the holders of Registrable Securities registering their securities hereunder promptly when the Demand Registration Statement has been declared effective.

2.4      REGISTRATION STATEMENT FORM. Registrations under Section 2.2 and
Section 2.3 shall be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Shelf Registration Statement or the Demand Registration Statement (each, a "REGISTRATION STATEMENT"); provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.5 EXPENSES. The Company will pay all registration expenses in connection with any registration required by under Sections 2.2 and Section 2.3 herein; except that the holders of the holders of the Registrable Securities shall pay all selling commissions and stock transfer taxes applicable to the sale of such holder's Registrable Securities and any fees and disbursements of counsel to such holders.

2.6 EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Sections 2.2 and Section 2.3 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified in Section 2.2 or 2.3, as applicable, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration) or (ii) if, after it has become effective, such registration (x) becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court or (y) otherwise ceases to be effective, in the case of either
(ii)(x) or (ii)(y), for a period in excess of the allowable Black-Out Period (as defined herein).

2.7 PLAN OF DISTRIBUTION. The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Holder; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

2.8      LIQUIDATED DAMAGES.

         (a) If the Company has not filed a Shelf Registration Statement pursuant to Section 2.2 with the SEC by the Filing Date, then the Company shall, for each day until the Shelf

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Registration Statement is filed with the SEC, pay the Investor, as liquidated damages and not as a penalty, an amount equal to eighteen percent (18%) of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.

         (b) If (1) the Company does not register the Registrable Securities pursuant to an effective Registration Statement under the 1933 Act by the Required Effectiveness Date or (2) if the Company does register the Registrable Securities pursuant to an effective Registration Statement under the 1933 Act by the Required Effectiveness Date but such registration is subsequently deemed not to be effective as set forth in Section 2.6 above during any time after the Required Effectiveness Date until the Effectiveness Termination Date (subject to the Company's right to suspend use of the registration statement during the allowable Black-Out Periods pursuant to Sections 4.1 and 4.5 below), then the Company shall, for each such day, pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to eighteen percent (18%) of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.

         (c) The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

         (d) The obligation of the Company under this Section 2.8 terminates when the holder of shares of Registrable Securities no longer holds more than twenty percent (20%) of their shares of Registrable Securities.

2.9 EFFECTIVENESS TERMINATION DATE; DEMAND EFFECTIVENESS TERMINATION DATE. For purposes of this Agreement, (a) "EFFECTIVENESS TERMINATION DATE" means the earlier of (i) the date that is the second anniversary of the Closing Date; (ii) such time as all of such Registrable Securities have been sold and (iii) such time as any remaining unsold Registrable Securities may be sold pursuant to Securities Act Rule 144 in any three-month period and (b) "DEMAND EFFECTIVENESS TERMINATION DATE" means the earlier of (i) the date that is the second anniversary of the Demand Registration Notice; (ii) such time as all of such Registrable Securities have been sold and (iii) such time as any remaining unsold Registrable Securities may be sold pursuant to Securities Act Rule 144 in any three-month period

                                   ARTICLE III

                         INCIDENTAL REGISTRATION RIGHTS

3.1 RIGHT TO INCLUDE ("PIGGY-BACK") REGISTRABLE SECURITIES. Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before

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the Effectiveness Termination Date the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section
2), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to the Investor of its intention to do so and of the Investor's rights under this Section 3.1. Upon the written request of the Investor made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable efforts to include such Registrable Securities specified in such request in such registration under the 1933 Act, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered. Notwithstanding anything contained herein to the contrary, if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor to request that such registration be effected as a registration under
Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Section 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1. The right provided the Investor pursuant to this Section 3.1 shall be exercisable at its sole discretion.

3.2 PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of the underwritten offering contemplated by this Section 3 shall inform the Company and the Investor by letter of its belief that marketing factors require a limitation on the number of securities requested to be included in such registration and underwriting, then the shares included in the registration and underwriting shall be allocated as follows: (i) first, securities proposed by the Company to be sold for its own account, and (ii) second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Securities shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of ten percent (10%) or more of the Company's Common Stock.

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                                   ARTICLE IV

                             REGISTRATION PROCEDURES

4.1 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.2 and, as applicable, 2.3, the Company shall, as expeditiously as possible:

         (i) prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC, as soon as practicable, but with respect to a registration pursuant to Section 2.2 in no event later than the Required Effectiveness Date; provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

         (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act (subject to the right of the Company to suspend the effectiveness thereof pursuant to Section 4.5 for not more than an aggregate of 60 calendar days during each year (each a "BLACK-OUT PERIOD") or such time as all of the securities which are the subject of such Registration Statement cease to be Registrable Securities;

         (iii) furnish to each holder of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

         (iv) use its commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities laws or blue sky laws as any holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign

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corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities, subject to the right of the Company to suspend the effectiveness thereof for and during the Black-Out Period;

         (vi) notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

                  (A) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                  (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

                  (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

                  (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

         (vii) notify the Investor at any time when a prospectus relating to any Registration Statement covering any Registrable Securities is required to be delivered under the 1933 Act, upon the Company's discovery that the prospectus included in such Registration Statement, as then in effect, includes, or the occurrence of any event relating to the Company that would reasonably be expected to result in such prospectus including, an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Investor promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (viii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

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         (ix) use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

         (xi) enter into such agreements and take such other actions as the Investor shall reasonably request in writing (at the expense of the requesting or benefiting Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

         (xii) use its commercially reasonable efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

         The obligations of the Company in this Section 4.1 shall expire (x) with respect to any registration effected pursuant to Section 2.2 on the earlier of the Effectiveness Termination Date and such time as all of the securities which are the subject of such Registration Statement cease to be Registrable Securities or (y) with respect to registration effected pursuant to Section 2.3, on the earlier of the Demand Effectiveness Termination Date and such time as all of the securities which are the subject of such Registration Statement cease to be Registrable Securities.

         The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2      SELLING PROCEDURES.

         (a) The Company will not include any information regarding the Investors in any registration statement to be filed pursuant to Section 2.2 or
Section 2.3, or amendment thereto or any prospectus or any supplement thereto, to which the Investors shall reasonably object.

         (b) The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Stock Purchase Agreement.

         (c) Following the date that a registration statement filed pursuant to Section 2.2 or Section 2.3 is declared effective by the SEC, the Investor shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided however that the Investor arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

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         (d)      As a condition precedent to the obligations of the Company to include any Registrable Securities of the Investor in any registration statement hereunder, the Investor shall furnish to the Company all such information and materials regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing in connection with any registration hereunder. The Investor will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the investor or its plan of distribution to the extent required by law.

4.5 SUSPENSION OF USE OF REGISTRATION STATEMENTS. Notwithstanding anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to any registration statement filed pursuant to
Section 2.2, 2.3 or 3.1 at any time and from time to time upon the occurrence of any event of the kind described in subdivision (vii) of Section 4.1. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of such an event, such holder will forthwith discontinue such holder of Registrable Securities' disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder of Registrable Securities' receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of
Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                                    ARTICLE V

                             UNDERWRITTEN OFFERINGS

5.1 INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section
3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

5.2 HOLDBACK AGREEMENTS. Subject to such other reasonable requirements as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the registration statement, the Investor agrees by acquisition of Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however, such period shall not exceed the 90 day period commencing with the completion of a underwritten offering. Notwithstanding the foregoing, the Company agrees and acknowledges that the Investor may

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sell Registrable Securities in the amount of up to one percent of the shares of
Common Stock held by the Holder of Registrable Securities per week during any holdback period.

5.3 PARTICIPATION IN UNDERWRITTEN OFFERINGS. The Investor may not participate in any underwritten offering under Section 3.1 unless it (i) agrees to sell its securities on the basis provided in any underwriting arrangements entered into by the Company; (ii) enters into an underwriting agreement acceptable to the Company; and (iii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related registration statement or representations, warranties or agreements regarding the Investor, the Investor's Registrable Securities and the Investor's intended method of distribution and any other representation required by law.

5.4 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the Investor, and its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give it such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders and such underwriters respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or

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summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2 INDEMNIFICATION BY THE HOLDERS. In the event of any registration of any securities of the Company under the 1933 Act, each holder of Registrable Securities will, and hereby does agree to indemnify and hold harmless the Company, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and each holder of Registrable Securities will reimburse the Company and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information

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furnished to the Company through an instrument duly executed by such holder of
Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such holder of Registrable Securities.

6.3 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

6.4 OTHER INDEMNIFICATION. Indemnification similar to that specified in Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5 INDEMNIFICATION PAYMENTS. The indemnification required by Sections 6.1 and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6      CONTRIBUTION. If the indemnification provided for in Sections 6.1 and
Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified

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party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section
6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

         The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public

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exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII

                                    RULE 144

7.1 RULE 144. The Company shall timely file the reports required to be filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information) and will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

8.2 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of

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any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

8.3 NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Stock Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

8.4      ASSIGNMENT.

                  (a) Except as set forth in Section 8.4(b) below, this Agreement shall not be assigned by operation of law or otherwise by either party hereto without the consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

                  (b) The rights to cause the Company to register securities granted to the Investor by the Company under this Agreement may be transferred or assigned by a Holder only to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Article VII of the Stock Purchase Agreement and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned, (iii) the transferee or assignee of such rights assumes in writing the obligations of the Investor under this Agreement and (iv) the Company shall not be required to file or cause to become effective any post-effective amendment to any registration statement filed with the SEC under this Agreement solely for the purpose of adding such transferee or assignee as a selling stockholder under such registration statement until such time as the Company is required to file such post-effective amendment pursuant to Section 4.1(ii) for any

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other reason (provided, however, that the Company shall add such transferee or assignee as a selling stockholder under such registration statement in the next post-effective amendment the Company files with the SEC after such transfer or assignment).

8.5 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.6 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to applicable principles of conflicts of law.

8.7 JURISDICTION. This Agreement shall be exclusively governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Pennsylvania. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

8.8 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

8.9 SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.10 BINDING EFFECT. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.11 PREPARATION OF AGREEMENT. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

8.12 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

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8.13     COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

                                     PDG ENVIRONMENTAL, INC.

                                     By /s/ John C. Regan
                                        ------------------------------
                                     Title: President & CEO

                                     BARRON PARTNERS, L.P.

                                     By /s/ Andrew Barron Worden
                                        ------------------------------
                                     Title: Managing Partner

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